                                                                   Exhibit 10.12

                                 Execution Copy

                              EMPLOYMENT AGREEMENT
                              --------------------


     As of December 31, 1999, Horace Mann Educators Corporation, a Delaware corporation ("Employer"), and Louis G. Lower II, an individual residing at 76 Woodley Road, Winnetka, IL 60093 ("Employee"), agree as follows:

     1. Term. Employer hereby employs Employee, and Employee hereby accepts employment, on the terms and conditions hereinafter set forth. The term of this Agreement (the "Term") shall commence on February 1, 2000 and shall terminate on December 31, 2000; provided, however; that unless Employer gives notice to Employee of its intention to have this agreement expire ("Employer Notice of Non-Renewal") prior to September 1 of any year during the Term, or Employee gives notice to Employer of his intention to have this agreement expire ("Employee Notice of Non-Renewal") prior to September 1 of any year during the Term, then, on such September 1, the Term shall be extended to the December 31 of the year succeeding the year in which such September 1 occurs. Said Term may be sooner terminated as hereinafter provided, and if the Term is so terminated, all references herein to the "Term" of this Agreement shall mean the original Term as so shortened, except where the context otherwise requires.

     2. Duties. Employee agrees to serve Employer as its President and Chief Executive Officer and, subject to election by the shareholders of Employer, as a member of its Board of Directors. Employee also agrees to serve as a director and/or executive officer of corporations which are subsidiaries of Employer as requested by the Board of Directors of Employer. During the term of this Agreement, Employee will devote his full working time and exclusive attention to, and use his best efforts to advance, the business and welfare of Employer. During the term of this Agreement, Employee will not engage in any other employment activities for any direct or indirect remuneration without the prior written consent of Employer and will not engage in any activities which interfere with the performance of his duties hereunder.

     3. Confidential Information.

          (a) Employee hereby agrees that, during the Term and thereafter, he proprietary or confidential information or knowledge, including without limitation, trade secrets, processes, records of research, proposals, reports, methods, techniques, computer software or programming or budgets or other

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financial information, regarding Employer, its business, properties or affairs obtained by him at any time prior to or subsequent to the execution of this Agreement, except to the extent required by his performance of assigned duties for Employer or as required by law or legal process.

          (b) Upon termination of employment Employee will deliver to Employer all tangible displays and repositories of processes, records of research, proposals, reports, memoranda, computer software and programming, budgets and other financial information, and other materials or records or writings of any other type (including any copies thereof) made, used or obtained by Employee in connection with his employment by Employer.

          (c) Employee agrees that the remedy at law for any breach by him of any of the covenants and agreements set forth in this Section 3 will be inadequate and that, in the event of any such breach, Employer may, in addition to the other remedies which may be available to it at law, obtain injunctive relief prohibiting him (together with all those persons associated with him) from the breach of such covenants and agreements.

     4. Base Salary and Benefits.

          4.1 Base Salary. During the Term, Employer shall pay Employee a salary at the rate of Five Hundred Thousand Four Dollars ($500,004) per annum, payable in accordance with the standard policies of the Company in existence from time to time, subject to any payroll deductions as may be necessary or customary in respect of Employer's salaried employees.

          4.2 Vacation. Employee shall be entitled to such amount of paid vacation during each year during the Term as shall be afforded to the other senior executives of the Company.

          4.3 Non-Pension Benefits. During the Term, Employer shall furnish Employee with the same fringe benefit programs other than stock option and supplemental pension plans as are made available generally to Employer's senior employees, including participating in such group life, disability, health and other similar benefit or insurance programs as are now or hereafter made available generally to such employees and participating in Employer's 401(k) plan, subject to the terms of such programs.

          4.4 Pension Benefits. Employer shall provide for Employee's participation in Employer's pension plan and an additional non-qualified pension plan at no cost to Employee so that the following retirement benefits will be payable to Employee during his lifetime by Employer, in aggregate, pursuant to such plans:

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

Last Date of Employment                            Annual Benefit
-----------------------                            --------------
On or prior to December 31, 2000                            $0
January 1, 2001 to December 31, 2001                   $45,000
January 1, 2002 to December 31, 2002                   $90,000
January 1, 2003 to December 31, 2003                  $135,000
January 1, 2004 or later                              $180,000.

     5. Expenses.

          (a) Employer will pay or reimburse Employee for such reasonable travel, entertainment and other expenses as he may incur at the request of Employer during the term of this Agreement in connection with the performance of his duties hereunder. Employee shall furnish Employer with such evidence that such expenses were incurred as Employer reasonably requires or requests.

          (b) Employer will pay or reimburse Employee for reasonable costs associated with his purchase of a second home in the Springfield, IL area (the "Second Home"), including without limitation fees and commissions of real estate brokers and agents and points incurred in financing the Second Home, but not including the actual cost of the Second Home and its contents and costs of financing the purchase of the Second Home, other than points. Employer will also pay or reimburse Employee for reasonable temporary living expenses in the Springfield, IL area until such time as he occupies the Second Home.

          (c) If, prior to January 17, 2003, the Term ends as a result of a Termination Without Cause (as defined herein), an Employer Notice of Non-Renewal or a Change of Control Termination (as defined herein) and Employee sells the Second Home within six (6) months of such end of the Term (the "Resale"), Employer will pay to Employee in cash an amount equal to Employee's purchase price of the Second Home, less the gross sales price of the Second Home in the Resale, if such amount is greater than zero (0); provided that Employee shall make reasonable good faith efforts to obtain the best sales price in the Resale available within such six (6) month period.

     6. Incentive Compensation. In addition to the base salary to which Employee is entitled pursuant to Section 4.1 hereof, Employer will pay to Employee additional compensation in accordance with the following terms and conditions:

          6.1 Stock Grant. On the first day of employment hereunder, Employer shall cause to be issued to Employee a certificate for 10,000 shares of common stock of Employer. Such certificate shall be in the name of Employee and shall represent

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full ownership of such shares. Such shares shall have been registered under the
Securities Act of 1933 and will be freely tradable in the public markets, subject to applicable legal restrictions. Employee represents to Employer that he is acquiring such securities for investment purposes and not with an intent to distribute such securities.


          6.2 Stock Options. Employer shall enter into stock option agreements with Employee, (a) in the form attached hereto as Exhibit A, concurrent with the complete execution of this Agreement, and (b) in the form attached hereto as Exhibit B, on the first day of Employee's employment hereunder (together, the "Stock Option Agreements").

          6.3 STIP. Employee shall participate in Employer's Short-Term Incentive Plan (the "STIP") and successor plans thereto.

          6.4 LTIP. Employee shall participate in Employer's Long-Term Incentive Plan (the "LTIP") and successor plans thereto

          6.5 One-Time Bonus. Simultaneous with the payment by Employer of bonuses payable under the STIP with regard to performance in calendar year 2000 ("2000 STIP Bonuses") and payable under the LTIP with regard to performance in and prior to calendar year 2000 ("2000 LTIP Bonuses"), Employer shall pay to Employee a one-time bonus equal to the sum of (a) the greater of Employee's 2000 STIP Bonus or Four Hundred Thousand Dollars ($400,000), less Employee's 2000 STIP Bonus and (b) the greater of Employee's 2000 LTIP Bonus or Three Hundred Thousand Dollars ($300,000), less Employee's 2000 LTIP Bonus.

     7. Disability of Employee. If Employee becomes disabled by reason of illness or other incapacity so that Employee is unable to perform his duties hereunder for ninety (90) out of one hundred twenty (120) consecutive days, as determined by a doctor selected by Employer's Board of Directors and reasonably acceptable to Employee, Employer shall thereupon have the right to terminate this Agreement. Upon such a termination, Employer's obligations hereunder shall be limited to payment to Employee of salary due to Employee to such date of termination and subsequent payment to Employee of a pro-rata share of any incentive compensation bonuses pursuant to Section 6.3, 6.4 and 6.5, based on the portion of the performance year in question during which Employee was employed, with such pro-rata portions payable when such bonuses are regularly paid to the Employer's employees.

     8. Death of Employee. If Employee dies during the term of this Agreement, Employee's employment under this Agreement shall automatically terminate. Upon such a termination, Employer's obligations hereunder shall be limited to payment to Employee's estate of salary due to Employee through the date which is one year after such termination and subsequent payment to Employee's estate of a pro-rata share of any incentive compensation bonuses pursuant to Section 6.3,
6.4 and 6.5, based on the portion of the performance year in question during which Employee was employed, with such pro-rata portions payable when such bonuses are regularly paid to the Employer's employees.

     9. Termination for Cause. Employee's employment under this Agreement may be terminated by Employer for "good cause" (a "Termination for Cause"). The term "good cause" is defined as any one or more of the following occurrences:

     (a) Employee's breach of any of the covenants contained in Section 3 of this Agreement;

     (b) Employee's conviction by, or entry of a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any felony crime;

     (c) Employee's commission of an act of fraud, whether prior to or subsequent to the date hereof, upon Employer; or

     (d) Employee's continuing failure or refusal to perform his duties as required by this Agreement to the reasonable satisfaction of Employer's Board of Directors, provided, however, that termination of Employee's employment pursuant to this subparagraph (d) shall not constitute valid termination "for cause" unless Employee shall have first received written notice from the Board of Directors of Employer stating with specificity the nature of such failure or refusal and stating the required cure action and affording Employee at least forty-five (45) days to correct the act or omission complained of.

     Upon a Termination for Cause, Employer's obligations hereunder shall be limited to payment to Employee of salary due to Employee through the date of termination and subsequent payment to Employee of a pro-rata share of any incentive compensation bonuses pursuant to Section 6.3, 6.4 and 6.5, based on the portion of the performance year in question during which Employee was employed, with such pro-rata portions payable when such bonuses are regularly paid to the Employer's employees.

                                       5
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     10. Other Terminations.

     (a) Employer may, at any time during the Term, upon sixty (60) days prior written notice to Employee, terminate this Agreement without cause (a "Termination Without Cause").

     (b) Employee may, at any time during the Term, upon sixty (60) days prior written notice to Employer, terminate this Agreement without cause (a "Resignation").

     (c) A Resignation shall, for purposes of this Agreement, be treated as a Termination for Cause on the date which is sixty (60) days after the notice of Resignation.

     (d) An Employer Notice of Non-Renewal shall, for purposes of this Agreement, be treated as a Termination Without Cause on December 31 of the year in which such notice is given.

     (e) An Employee Notice of Non-Renewal shall, for purposes of this Agreement, be treated as a Termination for Cause on December 31 of the year in which such notice is given

     (f) Upon a Termination Without Cause, Employer's obligations hereunder shall be limited to (i) payment to Employee of salary due to Employee through the date which is two (2) years after the date of termination, (ii) continuation of benefits pursuant to Section 4.3 through the date which is two years after the date of termination and (iii) payment to Employee, on or before the date which is thirty (30) days after the date of termination, of a lump-sum cash amount equal to two (2) times the aggregate target incentive compensation bonuses pursuant to Section 6.3, 6.4 and 6.5 for the Employee with regard to the performance year in which the date of termination occurred.

     (g) If, during the Term, (i) there is a significant adverse change or diminution in Employee's duties, working conditions or status as an employee,
(ii) Employer breaches its obligations hereunder or (iii) Employee is required to perform his duties hereunder in a location other than Springfield, Illinois which is more than one hundred fifty (150) miles away from Winnetka, Illinois (any of such events, a "Material Change"), Employee may elect, by written notice to Employer, to treat such Material Change as a Termination Without Cause on the date of such notice. Thereupon, the Employee's rights shall be as described in subsection (f) above and in subsection 5(c) above.

     11. Change of Control. If, during the Term, any individual, entity or group of persons acting in concert own voting securities of Employer which, in the aggregate, have more than 50%

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of the voting power of outstanding voting securities of Employer entitled to vote for the election of directors of Employer, such shall constitute a "Change of Control." If, within three (3) years of a Change of Control, (a) there is a Termination Without Cause, (b) there is a Material Change or (c) there is an Employer Notice of Non-Renewal, then this Agreement shall terminate (a "Change of Control Termination") and Employer shall immediately pay to Employee a lump-sum cash amount equal to the sum of (x) three (3) times the greater of (i) Employee's highest annual cash compensation from Employer in any calendar year, as reported on Form W-2 for such year, or (ii) One Million Two Hundred Thousand Dollars ($1,200,000) and (y) the actuarially determined present value of the benefits payable to Employee pursuant to Section 4.4 for his expected remaining life, calculated on the basis of Employee having been employed by Employer until the date which is three (3) years after the Change of Control Termination. In addition, Employer shall continue his benefits pursuant to Section 4.3 for three
(3) years after the Change of Control Termination. In addition, in the event it shall be determined that any payment or distribution by Employer to or for the benefit of Employee pursuant to the terms of this Agreement, including without limitation an Excise Tax Payment (as defined below) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, collectively the "Excise Tax"), then Employee shall be entitled to receive from Employer an additional payment (the "Excise Tax Payment") in an amount equal to the Excise Tax imposed upon the Payments.

     12. Miscellaneous.

          12.1 Modification and Waiver of Breach. No waiver or modification of this Agreement shall be binding unless it is in writing signed by the parties hereto. No waiver of a breach hereof shall be deemed to constitute a waiver of a future breach, whether of a similar or dissimilar nature.

          12.2 Assignment. The rights of Employer under this Agreement may, without the consent of Employee, be assigned by Employer, in its sole and unfettered discretion, to any person, firm, corporation, or other business entity which at any time, whether by purchase, merger, or otherwise, directly or indirectly, acquires all or substantially all of the assets or business of Employer; provided that such assignment shall not alter or limit Employee's rights hereunder, including without limitation all rights pursuant to Sections 10(g) and 11 which arise as a result of such assignment.

          12.3 Notices. All notices and other communications required or permitted under this Agreement shall be in writing, served personally on, sent by telecopy or overnight courier to, or mailed by certified or registered United States mail to, the party to be charged with receipt thereof. Notices and other communications served by mail shall be deemed given hereunder seventy-two (72) hours after deposit of such notice or communication in the United States Post Office as certified or registered mail with postage prepaid and duly addressed to whom such notice or communication is to be given, in the case of (a) Employer, Horace Mann Educators Corporation, 1 Horace Mann Plaza, Springfield, IL 62715 Attention: General Counsel, with a copy to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166-0193, Attention: Conor D. Reilly, or (b) Employee, to the home address indicated above, with a copy to Dowd, Bloch & Bennett, Suite 3100, 8 Michigan Avenue, Chicago, IL 60603-3320, Attention: Barry
M. Bennett. Either party may change said party's address for purposes of this Section by giving to the party intended to be bound thereby, in the manner provided herein, a written notice of such change.

          12.4 Counterparts. This instrument may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          12.5 Construction of Agreement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Illinois applicable to agreements executed and to be performed in Illinois.

          12.6 Complete Agreement. This Agreement, together with the Stock Option Agreements, contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all previous oral and written and all contemporaneous oral negotiations, commitments, writings and understandings.

          12.7 Non-Transferability of Interest. None of the rights of Employee to receive any form of compensation payable pursuant to this Agreement shall be assignable or transferable except through a testamentary disposition or by the laws of descent and distribution upon the death of Employee. Any attempted assignment, transfer, conveyance or other disposition (other than as aforesaid) of any interest in the rights of Employee to receive any form of compensation to be made by Employer pursuant to this Agreement shall be void.

          12.8 Arbitration. In the event that there shall be a dispute between the parties hereto arising out of or relating to this Agreement, or the breach thereof, the parties agree that such dispute shall be resolved by final and binding arbitration in Chicago, Illinois administered by the American Arbitration Association (the "AAA") in accordance with the AAA's commercial arbitration rules for individual employment disputes then in effect. Any award issued as a result of such arbitration shall be final and binding between the parties thereto and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The arbitrator(s) shall allocate the cost of the legal fees and related costs of the prevailing party in such arbitration to the other party if and only if a determination is made that such other party's position asserted in the arbitration was unreasonable.

          12.9 Survival of Certain Obligations. Except as may otherwise be specifically provided for herein, the obligations of the parties pursuant to Sections 3 and 11 shall survive the termination of this Agreement.

          12.10 Captions. The captions appearing in this Agreement are inserted only as a matter of convenience and as a reference and in no way define, limit or describe the scope or intent of this Agreement or any of the provisions hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

EMPLOYEE:                               EMPLOYER:

                                        HORACE MANN EDUCATORS CORPORATION


/s/ Louis G. Lower II                   By: /s/ Paul J. Kardos
----------------------                      ----------------------
                                            Name: Paul J. Kardos
                                            Title:  Chairman, President & CEO


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

                                 Execution Copy

                                    Exhibit A
                                    ---------



                             STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                        HORACE MANN EDUCATORS CORPORATION
                            1991 STOCK INCENTIVE PLAN

     THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of December 31, 1999 (the "Effective Date"), between Horace Mann Educators Corporation, a Delaware corporation (the "Company"), and Louis G. Lower II (the "Optionee").

                                 R E C I T A L S


     A. The Optionee is expected to serve the Company as its President and Chief Executive Officer pursuant to an Employment Agreement dated as of December 31, 1999 (the "Employment Agreement");

     B. The Employment Agreement calls for the Company to enter into this Agreement on the date of complete execution of the Employment Agreement.

     C. This Agreement relates to the granting of stock options to the Optionee under the Company's 1991 Stock Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit A.

     D. In accordance with the Plan, the Committee (as defined in the Plan) has, as of the Effective Date, granted to the Optionee an option to purchase shares of Common Stock, $0.001 par value, of the Company (the "Common Stock"), subject to the terms and conditions of the Plan and this Agreement.

                                   AGREEMENTS

     1. Definitions. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Employment Agreement. Other capitalized terms used herein shall have the following meanings:

     "Act" is defined in Section 8.

     "Agreement" means this Stock Option Agreement.

     "Change of Control" is defined in the Plan.

     "Committee" is defined in the Plan.

     "Common Stock" is defined in recital D.

     "Company" is defined in the preamble.

     "Effective Date" is defined in the preamble.

     "Employment Agreement" is defined in recital A.

     "Exercise Price" is defined in Section 2.

     "Option" is defined in Section 2.

     "Optionee" is defined in the preamble.

     "Option Shares" is defined in Section 2.

     "Plan" is defined in recital C.

     "Termination Date" means the date on which the Optionee ceases to be employed by the Company for any reason.

     2. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 250,000 shares of Common Stock (the "Option Shares"), at a per share purchase price equal to the mean between the highest and lowest reported sales prices of a share of Common Stock on the New York Stock Exchange Composite Tape on the Effective Date (as such amount may be adjusted, the "Exercise Price"), on the terms and conditions set forth herein.

     3. Exercisability. The Optionee's right to exercise the Option shall vest as follows if the Optionee is employed by the Company on the relevant dates of vesting:

 Number of Option Shares                 Date of Vesting
 -----------------------                 ---------------
          50,000                         January 1, 2001
          50,000                         January 1, 2002
          50,000                         January 1, 2003
          50,000                         January 1, 2004
          50,000                         January 1, 2005.

     Notwithstanding the foregoing, in the event of a Termination Without Cause, an Employer Notice of Non-Renewal or a Material Change, the Optionee shall, for purposes of this Section 3, be treated as having been employed by the Company until the date which is one (1) year after the Termination Date. Further, notwithstanding the foregoing, in the event of a Change of Control which occurs after the Optionee's employment with the Company has begun, all unvested Option Shares shall thereupon immediately vest.

     4. Expiration. The vested portion of the Option shall expire upon the earlier of (1) the tenth (10th) anniversary of the Effective Date, or (2) (i) in the event of a Termination for Cause, a Resignation which is not a Retirement (as defined in the Plan) or an Employee Notice of Non-Renewal, the day which is ninety (90) days after the Termination Date unless, on the seventy-fifth (75th) day after the Termination Date, the Optionee is, in the reasonable judgment of outside counsel to the Company, in possession of non-public material information regarding the Company, in which case the expiry date shall be the day which is thirty (30) days after notice is given to the Optionee by the Company that, in the reasonable judgment of outside counsel to the Company, the Optionee is no longer in possession of such information or (ii) if the Optionee ceases to be an officer or employee of the Company due to death, a Retirement (as defined in the Plan), a Termination Without Cause, an Employer Notice of Non-Renewal or a Material Change or pursuant to Section 7 of the Employment Agreement, the two-year anniversary of the Termination Date. All provisions of this Section 4 shall apply regardless of whether or not a Change of Control has occurred.

     5. Nontransferability. The Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution and the Option shall be exercisable, during Optionee's lifetime, only by Optionee or by his guardian or legal representative, it being understood that the term "Optionee" herein shall include the guardian and legal representative of Optionee and any person to whom an option is transferred by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Option may be transferred to the spouse or lineal descendant of Optionee or to the trustee of a trust for the primary benefit of a spouse or lineal descendent of Optionee. Such assignee shall be subject to all of the terms and provisions of the Plan.

     6. Adjustments. If the shares of the Common Stock are changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, mergers, acquisitions, stock splits, reverse stock splits, stock dividends or similar events, or in the event of a rights offering to purchase Common Stock at a price substantially below its fair market value, an appropriate adjustment shall be made in the number and kind of shares or other securities subject to the Option, and the price for each share or other unit of any securities subject to this Agreement, in accordance with the Plan. No fractional interests shall be issued on account of any such adjustment unless the Committee specifically determines to the contrary; provided, however, that in lieu of fractional interests, the Optionee, upon the exercise of the Option in whole or part, shall receive cash in an amount equal to the amount by which the fair market value of such fractional interests exceeds the Exercise Price attributable to such fractional interests.

     7. Exercise of the Option. Prior to the expiration thereof, the Optionee may exercise the vested portion of the Option from time to time in whole or in part, provided that unless the Committee in its sole discretion shall determine otherwise, each such exercise, other than an exercise for all remaining shares pursuant to this Agreement, shall be for no fewer than one hundred (100) shares. Upon electing to exercise the Option, the Optionee shall deliver to the Secretary of the Company a written and signed notice of such election setting forth the number of Option Shares the Optionee has elected to purchase and shall at the time of delivery of such notice tender cash or a cashier's or certified bank check to the order of the Company for the full Exercise Price of such Option Shares and any amount required pursuant to Section 13 hereof.

     8. Compliance with Legal Requirements. No Option Shares shall be issued or transferred pursuant to this Agreement unless and until all legal requirements applicable to such issuance or transfer have, in the reasonable opinion of counsel to the Company, been satisfied. Such requirements may include, but are not limited to, registering or qualifying such Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Shares to the effect that they were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and may not be transferred other than in reliance upon Rule 144 or Rule 701 promulgated under the Act, if available, or upon another exemption from the Act, or obtaining the consent or approval of any governmental regulatory body.

     9. No Interest in Shares Subject to Option. Neither the Optionee (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Optionee shall have any right, title, interest, or privilege in or to any shares of stock allocated or reserved for the purpose of the Plan or subject to this Agreement except as to such Option Shares, if any, as shall have been issued to such person upon exercise of this Option or any part of it.

     10. Plan Controls. The Option hereby granted is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as the same may be amended from time to time in accordance with the terms thereof, but no such amendment shall be effective as to the Option without the Optionee's consent insofar as it may adversely affect the Optionee's rights under this Agreement.

     11. Not an Employment Contract. Nothing in the Plan, in this Agreement or any other instrument executed pursuant thereto shall confer upon the Optionee any right to employment by the Company or any Subsidiary or shall affect the rights of the parties to the Employment Agreement with regard to the terms thereof.

     12. Governing Law. All terms of and rights under this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

     13. Taxes. The Committee may, in its discretion, make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the issuance or exercise of the Option including, but not limited to, deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Optionee, requiring the Optionee to pay to the Company the amount required to be withheld or to execute such documents as the Committee deems necessary or desirable to enable it to satisfy its withholding obligations, or any other means provided in the Plan.

     14. Notices. All notices, requests, demands and other communications pursuant to this Agreement shall be in writing and shall be given in accordance with the procedures set forth in Section 12.3 of the Employment Agreement.

     15. Amendments and Waivers. This Agreement may be amended, and any provision hereof may be waived, only by a writing signed by both parties hereto.

     16. Entire Agreement. This Agreement, together with the Plan, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral discussions, agreements and understandings of any kind or nature.

     17. Separability. In the event that any provision of this Agreement is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     18. Headings. The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     19. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     20. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement.

     21. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

     22. Arbitration. In the event that there shall be a dispute between the parties hereto arising out of or relating to this Agreement or the breach thereof, the parties agree that such dispute shall be resolved in accordance with Section 12.8 of the Employment Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                       HORACE MANN EDUCATORS CORPORATION

                                       By: /s/ Paul J. Kardos
                                           -------------------------------------
                                           Name: Paul J. Kardos
                                           Title: Chairman

                                        OPTIONEE

                                        /s/ Louis G. Lower II
                                        ----------------------------------------
                                        Louis G. Lower II

80101362_10.Doc

                                    Exhibit B
                                    ---------



                             STOCK OPTION AGREEMENT
                                 PURSUANT TO THE
                        HORACE MANN EDUCATORS CORPORATION
                            1991 STOCK INCENTIVE PLAN

     THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of February 1, 2000 (the "Effective Date"), between Horace Mann Educators Corporation, a Delaware corporation (the "Company"), and Louis G. Lower II (the "Optionee").

                                R E C I T A L S
                                - - - - - - - -

     A. The Optionee presently serves the Company as its President and Chief Executive Officer pursuant to an Employment Agreement dated as of December 31, 1999 (the "Employment Agreement");

     B. The Employment Agreement calls for the Company to enter into this Agreement on the first day of the Optionee's employment with the Company.

     C. This Agreement relates to the granting of stock options to the Optionee under the Company's 1991 Stock Incentive Plan (the "Plan"), a copy of which is attached hereto as Exhibit A.

     D. In accordance with the Plan, the Committee (as defined in the Plan) has, as of the Effective Date, granted to the Optionee an option to purchase shares of Common Stock, $0.001 par value, of the Company (the "Common Stock"), subject to the terms and conditions of the Plan and this Agreement. Such option is intended to qualify to the maximum extent permitted by law as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

                                   AGREEMENTS
                                   ----------

     1. Definitions. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Employment Agreement. Other capitalized terms used herein shall have the following meanings:

     "Act" is defined in Section 8.

     "Agreement" means this Stock Option Agreement.

     "Change of Control" is defined in the Plan.

     "Committee" is defined in the Plan.

     "Common Stock" is defined in recital D.

     "Company" is defined in the preamble.

     "Effective Date" is defined in the preamble.

     "Employment Agreement" is defined in recital A.

     "Exercise Price" is defined in Section 2.

     "Option" is defined in Section 2.

     "Optionee" is defined in the preamble.

     "Option Shares" is defined in Section 2.

     "Plan" is defined in recital C.

     "Termination Date" means the date on which the Optionee ceases to be employed by the Company for any reason.

     2. Grant of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 500,000 shares of Common Stock (the "Option Shares"), at a per share purchase price equal to the mean between the highest and lowest reported sales prices of a share of Common Stock on the New York Stock Exchange Composite Tape on the Effective Date (as such amount may be adjusted, the "Exercise Price"), on the terms and conditions set forth herein.

     3. Exercisability. The Optionee's right to exercise the Option shall vest as follows if the Optionee is employed by the Company on the relevant dates of vesting:

         Number of Option Shares     Date of Vesting
         -----------------------     ---------------

                 100,000              January 1, 2001
                 100,000              January 1, 2002
                 100,000              January 1, 2003
                 100,000              January 1, 2004
                 100,000              January 1, 2005.

     Notwithstanding the foregoing, in the event of a Termination Without Cause, an Employer Notice of Non-Renewal or a Material Change, the Optionee shall, for purposes of this Section 3, be treated as having been employed by the Company until the date which is one (1) year after the Termination Date. Further, notwithstanding the foregoing, in the event of a Change of Control, all unvested Option Shares shall thereupon immediately vest.

     4. Expiration. The vested portion of the Option shall expire upon the earlier of (1) the tenth (10th) anniversary of the Effective Date, or (2) (i) in the event of a Termination for Cause, a Resignation which is not a Retirement (as defined in the Plan) or an Employee Notice of Non-Renewal, the day which is ninety (90) days after the Termination Date unless, on the seventy-fifth (75th) day after the Termination Date, the Optionee is, in the reasonable judgment of outside counsel to the Company, in possession of non-public material information regarding the Company, in which case the expiry date shall be the day which is thirty (30) days after notice is given to the Optionee by the Company that, in the reasonable judgment of outside counsel to the Company, the Optionee is no longer in possession of such information or (ii) if the Optionee ceases to be an officer or employee of the Company due to death, a Retirement (as defined in the Plan), a Termination Without Cause, an Employer Notice of Non-Renewal or a Material Change or pursuant to Section 7 of the Employment Agreement, the two-year anniversary of the Termination Date.

     All provisions of this Section 4 shall apply regardless of whether or not a Change of Control has occurred.

     5. Nontransferability. The Option shall not be transferable by the Optionee other than by will or by the laws of descent and distribution and the Option shall be exercisable, during Optionee's lifetime, only by Optionee or by his guardian or legal representative, it being understood that the term "Optionee" herein shall include the guardian and legal representative of Optionee and any person to whom an option is transferred by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Option may be transferred to the spouse or lineal descendant of Optionee or to the trustee of a trust for the primary benefit of a spouse or lineal descendent of Optionee. Such assignee shall be subject to all of the terms and provisions of the Plan.

     6. Adjustments. If the shares of the Common Stock are changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, mergers, acquisitions, stock splits, reverse stock splits, stock dividends or similar events, or in the event of a rights offering to purchase Common Stock at a price substantially below its fair market value, an appropriate adjustment shall be made in the number and kind of shares or other securities subject to the Option, and the price for each share or other unit of any securities subject to this Agreement, in accordance with the Plan. No fractional interests shall be issued on account of any such adjustment unless the Committee specifically determines to the contrary; provided, however, that in lieu of fractional interests, the Optionee, upon the exercise of the Option in whole or part, shall receive cash in an amount equal to the amount by which the fair market value of such fractional interests exceeds the Exercise Price attributable to such fractional interests.

     7. Exercise of the Option. Prior to the expiration thereof, the Optionee may exercise the vested portion of the Option from time to time in whole or in part, provided that unless the Committee in its sole discretion shall determine otherwise, each such exercise, other than an exercise for all remaining shares pursuant to this Agreement, shall be for no fewer than one hundred (100) shares. Upon electing to exercise the Option, the Optionee shall deliver to the Secretary of the Company a written and signed notice of such election setting forth the number of Option Shares the Optionee has elected to purchase and shall at the time of delivery of such notice tender cash or a cashier's or certified bank check to the order of the Company for the full Exercise Price of such Option Shares and any amount required pursuant to Section 13 hereof.

     8. Compliance with Legal Requirements. No Option Shares shall be issued or transferred pursuant to this Agreement unless and until all legal requirements applicable to such issuance or transfer have, in the reasonable opinion of counsel to the Company, been satisfied. Such requirements may include, but are not limited to, registering or qualifying such Shares under any state or federal law, satisfying any applicable law relating to the transfer of unregistered securities or demonstrating the availability of an exemption from applicable laws, placing a legend on the Shares to the effect that they were issued in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and may not be transferred other than in reliance upon Rule 144 or Rule 701 promulgated under the Act, if available, or upon another exemption from the Act, or obtaining the consent or approval of any governmental regulatory body.

     9. No Interest in Shares Subject to Option. Neither the Optionee (individually or as a member of a group) nor any beneficiary or other person claiming under or through the Optionee shall have any right, title, interest, or privilege in or to any shares of stock allocated or reserved for the purpose of the Plan or subject to this Agreement except as to such Option Shares, if any, as shall have been issued to such person upon exercise of this Option or any part of it.

     10. Plan Controls. The Option hereby granted is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as the same may be amended from time to time in accordance with the terms thereof, but no such amendment shall be effective as to the Option without the Optionee's consent insofar as it may adversely affect the Optionee's rights under this Agreement.

     11. Not an Employment Contract. Nothing in the Plan, in this Agreement or any other instrument executed pursuant thereto shall confer upon the Optionee any right to employment by the Company or any Subsidiary or shall affect the rights of the parties to the Employment Agreement with regard to the terms thereof.

     12. Governing Law. All terms of and rights under this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

     13. Taxes. The Committee may, in its discretion, make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the issuance or exercise of the Option including, but not limited to, deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Optionee, requiring the Optionee to pay to the Company the amount required to be withheld or to execute such documents as the Committee deems necessary or desirable to enable it to satisfy its withholding obligations, or any other means provided in the Plan.

     14. Notices. All notices, requests, demands and other communications pursuant to this Agreement shall be in writing and shall be given in accordance with the procedures set forth in Section 12.3 of the Employment Agreement.

     15. Amendments and Waivers. This Agreement may be amended, and any provision hereof may be waived, only by a writing signed by both parties hereto.

     16. Entire Agreement. This Agreement, together with the Plan, sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral discussions, agreements and understandings of any kind or nature.

     17. Separability. In the event that any provision of this Agreement is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of this Agreement shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     18. Headings. The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

     19. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     20. Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement.

     21. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

                  22. SAR Contingency. With regard to 200,000 of the Option Shares (the "Authorized Option Shares"), those shares are within the current authorized shares under the Plan and are therefore granted under the Plan without contingency. The Authorized Option Shares shall constitute the Option Shares which first vest pursuant to Section 3 hereof. With regard to the Option

Shares over and above the Authorized Option Shares (the "Contingent Option Shares"), the Option as it relates to such Option Shares is granted hereby subject to the condition that, at the 2000 Annual Meeting of Shareholders of the Company, the shareholders approve an amendment to the Plan authorizing sufficient additional shares of Common Stock under the Plan to permit the Contingent Option Shares to be granted thereunder or, prior to that Annual Meeting, sufficient shares of Common Stock otherwise become available under the Plan to permit the Contingent Option Shares to be granted thereunder. If such condition is not met, the Contingent Option Shares shall thereupon immediately be converted to stock appreciation rights granted under the Plan, with the terms and conditions thereof such as to approximate as closely as possible the economic value of the Contingent Option Shares to the Optionee. The Company shall then issue to the Optionee a new stock option agreement relating to the Authorized Option Shares to replace this Agreement and a stock appreciation rights agreement relating to the stock appreciation rights so granted.

     23. Arbitration. In the event that there shall be a dispute between the parties hereto arising out of or relating to this Agreement or the breach thereof, the parties agree that such dispute shall be resolved in accordance with Section 12.8 of the Employment Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                       HORACE MANN EDUCATORS CORPORATION

                                       By:/s/ Paul J. Kardos
                                       -----------------------------------------
                                       Name: Paul J. Kardos
                                       Title:  Chairman

                                       OPTIONEE

                                       /s/ Louis G. Lower II
                                       -----------------------------------------
                                       Louis G. Lower II

80102595_4.Doc